-------------------
                               -------------------

                                  FMC STRATEGIC
                                   VALUE FUND

                                  ANNUAL REPORT
                                OCTOBER 31, 2001

                              ADVISED BY:
                              FIRST MANHATTAN CO.

                              --------------------
                              --------------------

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholders:

The following table sets forth the performance data for the FMC Strategic Value Fund (the "Fund") for the fiscal year ended October 31, 2001:

                                            PERIODS ENDED OCTOBER 31, 2001
                                            -----------------------------
                                              Six Months        12 Months
                                              ----------        ---------
FMC Strategic Value Fund                        -0.96%            16.91%
Russell 2000 Value Index                        -5.12              8.75

Notwithstanding a modest decline in asset value during the recent six-month period, we are satisfied with the Fund's performance, particularly in light of the fact that the tragic events of September 11th upset all capital markets and caused a near 10% decline in the Fund's value. Our performance also contrasts sharply with the S&P 500 Composite Index which declined by 14.60% and 24.90% in the six months and twelve months ended October 31, 2001, respectively. This is the second fiscal year in succession that the "value" sector has by a wide margin outperformed the S&P 500 Composite Index, which is more heavily weighted with technology stocks. The disparity might suggest that it will be more difficult for value stocks to outperform the broader market in fiscal 2002. Perhaps. But this seems an appropriate time to remind shareholders that we employ a bottoms up investment process in seeking undervalued companies with strong free cash flow characteristics. We do not construct our portfolio with a focus on stocks simply because they are either in or out of various indices.

Whereas our positive performance in fiscal 2000 was disproportionately affected by five takeovers of portfolio holdings, our performance this past year was broader based. In some cases, previously depressed stocks like Gardner Denver, Moore, Mueller Industries and Wabtec rebounded as managements' efforts proved effective in the softer economy. We did have one portfolio company acquired -- HS Resources. This was significant because it was our largest holding and the price was a sizable premium to our cost basis. In other cases, newer portfolio additions such as Actuant, North Fork Bancorporation and United Stationers proved to be timely purchases. Once again, when performance is favorable mistakes are usually held to a minimum. In our last report we discussed our disappointment with US Industries -- the position has since been sold. We also outlined our rationale for purchasing FMC, a purchase that thus far has proved premature. The company continues its efforts to split into two companies before year end. We think this will help to unlock some value, but the slower economy which has affected both its chemical and oil service businesses (as the latter relates to lower natural gas prices) suggests it may take longer for the value to be realized than was originally envisioned.

Where do we go from here? Last year we pointed to visible signs of a slowing economy but noted that many of our holdings had already been experiencing tough business conditions since 1998-99. Now that our domestic economic problems are widespread, the focus is, when is the upturn? In this regard, there is very little certainty as to when such upturn will occur, and the stock market normally does not like such uncertainty. Thus, in the near term environment, not many companies will likely be swimming against the tide by reporting robust earnings growth; however, it is an environment where management can make a difference through effective cost control, working capital management, and judicious use of free cash flow. Two examples of recent portfolio additions where we think this applies are Blyth and MacDermid. Blyth, the largest manufacturer of candles in the United States, has compiled an impressive record since current management acquired control in the mid 1970s. The slowdown in consumer spending has caused a decline in earnings over the past year which in our opinion masks the fact that the business has consistently generated impressive operating margins of 14-15%, a near 20% return on invested capital and significant free cash flow. We acquired our position for just over 10 times normalized free cash flow, which we think should prove an attractive entry point. As the CEO together with his family owns 28% of the shares, we are confident that our interests are aligned with management's.

MacDermid is a specialty chemical company that sells proprietary products principally to the electronics and graphic arts industries. As might be
expected,    with   slowing   demand   for   various   computer   products   and
telecommunications equipment, the company has been hit hard by the downturn. Reported earnings in its fiscal first half ended September 30, 2001 declined by 50%. Nevertheless, we are impressed with management's efforts to control costs, including reduced capital spending, in what is described as "the most difficult external environment ever experienced". MacDermid is on course to generate an estimated $1.60 per share in free cash flow this year excluding cash that will be derived from reduced working capital requirements. In a more normalized environment, we estimate free cash flow to be well over $2.00 per share, which should prove attractive relative to our $15 cost basis.

Finally, in August the Fund reached its three year anniversary from inception, thereby qualifying for rating from Morningstar. We are pleased to note that the Fund received a five star rating from Morningstar, its highest rating.

We appreciate your continued confidence.

Sincerely,


/s/ Edward I. Lefferman

Edward I. Lefferman
Portfolio Manager

                                TOTAL RETURN (1)
                -------------------------------------------------
                                   Annualized          Annualized
                One Year           Three Year           Inception
                 Return              Return              to Date
                -------------------------------------------------
                 16.91%              13.26%              13.84%
                -------------------------------------------------


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
          FMC STRATEGIC VALUE FUND VERSUS THE RUSSELL 2000 VALUE INDEX

[Chart Graphic Omitted] Plot points are as follows:

                                       FMC STRATEGIC       RUSSELL 2000
                                      VALUE FUND (2)        VALUE INDEX
8/31/98                                   $10,000             $10,000
10/31/98                                   11,114              10,879
10/31/99                                   11,143              10,957
10/31/00                                   13,813              12,853
10/31/01                                   16,149              13,977

(1) These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's share, when redeemed, may be worth more or less than original cost.
(2) The FMC Strategic Value Fund commenced operations on August 17, 1998. The performance reflected in the graph begins at the end of the month operations commenced.

                              PORTFOLIO COMPOSITION

 [Pie Graphic Omitted]
 Percentages are as follows:

 U.S. Treasury Obligations        25.7%
 Machinery                        10.9%
 Office Equipment & Supplies       9.3%
 Chemicals                         8.4%
 Petroleum & Fuel Products         8.4%
 Manufacturing                     7.8%
 Transportation                    6.2%
 Marine Transportation             3.5%
 Professional Services             3.4%
 Household Furniture & Fixtures    3.2%
 Consumer Products                 3.0%
 Banks                             2.8%
 Food, Beverage & Tobacco          2.5%
 Insurance                         2.5%
 Metals & Metal Fabricate          2.4%

 % of Portfolio

STATEMENT OF NET ASSETS                                 FMC STRATEGIC VALUE FUND

October 31, 2001

                                                                          Market
                                                                           Value
                                                            Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK (72.6%)
BANKS (2.8%)
   North Fork Bancorporation ...................            18,000       $   502
                                                                          ------
CHEMICALS (8.2%)
   Agrium ......................................            55,000           522
   MacDermid ...................................            43,000           586
   PolyOne .....................................            45,000           385
                                                                          ------
                                                                           1,493
                                                                          ------
CONSUMER PRODUCTS (2.9%)
   Blyth .......................................            27,000           526
                                                                          ------
FOOD, BEVERAGE & TOBACCO (2.5%)
   Corn Products International .................            15,000           451
                                                                          ------
HOUSEHOLD FURNITURE & FIXTURES (3.1%)
   Ethan Allen Interiors .......................            10,000           320
   Furniture Brands International* .............            10,000           240
                                                                          ------
                                                                             560
                                                                          ------
INSURANCE (2.5%)
   Commerce Group ..............................            12,300           448
                                                                          ------
MACHINERY (10.6%)
   AZZ .........................................            26,800           522
   Denison International ADR* ..................            38,000           521
   Gardner Denver* .............................            21,000           434
   Tecumseh Products, Cl A .....................            10,000           457
                                                                          ------
                                                                           1,934
                                                                          ------
MANUFACTURING (7.6%)
   Actuant, Cl A* ..............................            23,200           616
   FMC* ........................................            16,000           759
                                                                          ------
                                                                           1,375
                                                                          ------
MARINE TRANSPORTATION (3.4%)
   Alexander & Baldwin .........................            15,000           334
   CP Ships* ...................................            29,000           279
                                                                          ------
                                                                             613
                                                                          ------
METALS & METAL FABRICATE (2.4%)
   Mueller Industries* .........................            15,000           434
                                                                          ------
OFFICE EQUIPMENT & SUPPLIES (9.0%)
   Moore .......................................            65,000           491
   New England Business Service ................            17,000           297
   Pitney Bowes ................................             9,000           330
   United Stationers* ..........................            18,700           524
                                                                          ------
                                                                           1,642
                                                                          ------
    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                 FMC STRATEGIC VALUE FUND

October 31, 2001

                                                            Shares/       Market
                                                           Face Amount     Value
                                                              (000)        (000)
--------------------------------------------------------------------------------
 PETROLEUM & FUEL PRODUCTS (8.2%)
   Cooper Cameron* .............................            11,000       $   429
   EOG Resources ...............................             5,700           202
   OSCA* .......................................            17,000           310
   Rowan* ......................................            33,000           557
                                                                         -------
                                                                           1,498
                                                                         -------
PROFESSIONAL SERVICES (3.3%)
   Advo* .......................................            10,000           361
   Fluor .......................................             6,500           242
                                                                         -------
                                                                             603
                                                                         -------
TRANSPORTATION (6.1%)
   Trinity Industries ..........................            20,000           498
   Wabtec ......................................            50,000           610
                                                                         -------
                                                                           1,108
                                                                         -------
TOTAL COMMON STOCK
   (Cost $12,415) ..............................                          13,187
                                                                         -------
U.S. TREASURY OBLIGATIONS (25.1%)
   U.S. Treasury Bills
     0.000%, 11/08/01 ..........................            $  742           742
     0.000%, 12/06/01 ..........................             1,213         1,210
     0.000%, 01/03/02 ..........................             2,076         2,069
     0.000%, 02/07/02 ..........................               532           529
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $4,545) ...............................                           4,550
                                                                         -------
TOTAL INVESTMENTS (97.7%)
   (Cost $16,960) ..............................                          17,737
                                                                         -------
OTHER ASSETS AND LIABILITIES, NET (2.3%)                                     420
                                                                         -------
NET ASSETS:
   Portfolio Shares (unlimited authorization -- no par value)
     based on 1,489,445 outstanding shares of beneficial interest         16,294
   Undistributed net investment income                                         4
   Accumulated net realized gain on investments                            1,082
   Net unrealized appreciation on investments                                777
                                                                         -------
TOTAL NET ASSETS (100.0%)                                                $18,157
                                                                         =======
   Net Asset Value, Offering and Redemption Price Per Share               $12.19
                                                                         =======
--------------------------------------------------------------------------------
  *    NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL --  CLASS

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                           FMC STRATEGIC VALUE FUND

For the Year Ended October 31, 2001
--------------------------------------------------------------------------------
Investment Income:
   Dividend Income...............................................        $  137
   Interest Income ..............................................           137
--------------------------------------------------------------------------------
     Total Investment Income.....................................           274
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .....................................           148
   Administrative Fees ..........................................            75
   Professional Fees ............................................            34
   Printing Fees ................................................            15
   Transfer Agent Fees ..........................................            32
   Trustee Fees .................................................             8
   Registration and Filing Fees .................................            21
   Custodian Fees ...............................................             7
   Insurance and Other Fees......................................             3
--------------------------------------------------------------------------------
     Total Expenses..............................................           343
--------------------------------------------------------------------------------
   Less: Investment Advisory Fee Waiver..........................          (125)
         Administrative Fee Waiver...............................           (25)
--------------------------------------------------------------------------------
   Net Expenses..................................................           193
--------------------------------------------------------------------------------
     Net Investment Income ......................................            81
--------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold .......................         1,082
   Net Change in Unrealized Appreciation of Investment Securities           583
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ............         1,665
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations..........        $1,746
================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)               FMC STRATEGIC VALUE FUND

For the Years Ended October 31,
                                                       2001                 2000
--------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income.........................    $        81    $        84
   Net Realized Gain from Securities Sold .......          1,082          1,663
   Net Change in Unrealized Appreciation of
    Investment Securities .......................            583            467
--------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting
       from Operations ..........................           1,746          2,214
--------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ........................            (84)           (75)
   Realized Capital Gains........................         (1,663)          (322)
--------------------------------------------------------------------------------
     Total Distributions ........................         (1,747)          (397)
--------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued ..................          5,578            859
   Reinvestment of Cash Distributions ...........          1,696            397
   Cost of Shares Redeemed ......................           (192)        (1,549)
--------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived
           from Capital Share Transactions.......          7,082           (293)
--------------------------------------------------------------------------------
     Total Increase in Net Assets ...............          7,081          1,524
--------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ..........................         11,076          9,552
--------------------------------------------------------------------------------
   End of Period ................................        $18,157        $11,076
================================================================================
Shares Issued and Redeemed:
    Shares Issued ...............................            445             81
    Shares Issued in Lieu of Cash Distributions .            156             39
    Shares Redeemed .............................            (16)          (142)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Shares ..........            585            (22)
================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                    FMC STRATEGIC VALUE FUND

For a Share Outstanding For Each Period

For the Periods Ended October 31,


          Net                                                                     Net
         Asset                   Realized an    Distribution    Distributions    Asset
        Value,        Net        Unrealized       from Net           from        Value,
       Beginning   Investment    Gain (Loss)     Investment         Capital       End        Total
       of Period    Income      on Securities      Income            Gains     of Period    Return
       ---------   ---------    -------------    ----------      ------------  ---------   --------
2001    $12.26      $0.07          $ 1.76         $(0.07)           $(1.83)      $12.19     16.91%
2000     10.31       0.09            2.29          (0.08)            (0.35)       12.26     23.96
1999     10.40       0.07           (0.05)         (0.07)            (0.04)       10.31      0.26
1998(1)  10.00       0.03            0.39          (0.02)               --        10.40      4.25+


                                                                  Ratio
                                                                  of Net
                                                Ratio            Investment
                                   Ratio      of Expenses       Income (Loss)
          Net                     of Net      to Average         to Average
        Assets,       Ratio     Investment    Net Assets         Net Assets
          End      of Expenses    Income      (Excluding         (Excluding      Portfolio
       of Period    to Average  to Average    Waivers and        Waivers and     Turnover
         (000)      Net Assets  Net Assets   Reimbursements)   Reimbursements)     Rate
       --------    -----------  -----------  --------------    ---------------   ---------

2001    $18,157        1.30%       0.55%         2.31%             (0.46)%         29.75%
2000     11,076        1.30        0.81          2.81              (0.70)          23.93
1999      9,552        1.30        0.59          3.10              (1.21)          11.85
1998(1)   5,691        1.30        1.45          5.07              (2.32)           6.86


 +  Total return is for the period indicated and has not been annualized.
(1) The FMC Strategic Value Fund commenced operations on August 17, 1998. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

October 31, 2001

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with fifteen portfolios. The financial statements herein are those of the FMC Strategic Value Fund (the "Fund"). The financial statements of the remaining funds are not presented herein but are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which market quotations are not readily available, of which there were none as of October 31, 2001, are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Trustees.

   FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Trust does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

NOTES TO FINANCIAL STATEMENTS (concluded)               FMC STRATEGIC VALUE FUND

October 31, 2001

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the Fund's average daily net assets. The Administrator has contractually agreed to limit its annual fee to no higher than $50,000 for the fiscal year ended October 31, 2001, and to $75,000 thereafter.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 1.00% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.30% of the Fund's average daily net assets. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion. First Union National Bank acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2001 are as follows:

                                            (000)
                                          ---------
Purchases
  U.S. Government .....................    $    --
  Other ...............................      6,259
Sales
  U.S. Government .....................         --
  Other ...............................      3,472

At October 31, 2001, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 2001, is as follows:

                                            (000)
                                          ---------
Aggregate gross unrealized
  appreciation ........................    $ 2,116
Aggregate gross unrealized
  depreciation ........................     (1,339)
                                           --------
Net unrealized appreciation ...........    $   777
                                           ========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of
FMC Strategic Value Fund of
The Advisors' Inner Circle Fund:


We have audited the accompanying statement of net assets of FMC Strategic Value Fund (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMC Strategic Value Fund of The Advisors' Inner Circle Fund as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
December 14, 2001

                             NOTICE TO SHAREHOLDERS
                                   (UNAUDITED)

For shareholders that do not have an October 31, 2001 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2001 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2001, the Fund is designating the following items with regard to distributions paid during the year.

                                    LONG TERM
                                   (20% RATE)        ORDINARY
                                  CAPITAL GAIN        INCOME         TAX-EXEMPT         TOTAL       QUALIFYING
     FUND                         DISTRIBUTION     DISTRIBUTIONS      INTEREST      DISTRIBUTIONS  DIVIDENDS(1)
     -----                        ------------     ------------     ------------    ------------   ------------
FMC Strategic Value Fund             62.38%           37.62%            0.00%          100.00%        29.19%

--------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

                                      NOTES

                                      NOTES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            FMC STRATEGIC VALUE FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

FMC-AR-001-0100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------